PRAX-944 ESSENTIAL TREMOR Phase 2a Part B Topline Results May 9, 2022

2 Forward-looking statements This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, including but not limited to express or implied statements regarding the current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our preclinical and clinical results and other future conditions. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Any forward-looking statements in this presentation are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation, risks relating to: (i) the success and timing of our ongoing clinical trials, (ii) the success and timing of our product development activities and initiating clinical trials, (iii) the success and timing of our collaboration partners’ ongoing and planned clinical trials, (iv) our ability to obtain and maintain regulatory approval of any of our product candidates, (v) our plans to research, discover and develop additional product candidates, (vi) our ability to enter into collaborations for the development of new product candidates, (vii) our ability to establish manufacturing capabilities, and our and our collaboration partners’ abilities to manufacture our product candidates and scale production, (viii) our ability to meet any specific milestones set forth herein, and (ix) uncertainties and assumptions regarding the impact of the COVID-19 pandemic on our business, operations, clinical trials, supply chain, strategy, goals and anticipated timelines. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. For further information regarding the risks, uncertainties and other factors that may cause differences between Praxis’ expectations and actual results, you should review the “Risk Factors” section of our Annual Report on Form 10-K filed for the period ended December 31, 2021, our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, we have not independently verified, and make no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.

3 PRAX-944 Phase 2a Part B open-label and randomized withdrawal study design DAYS 29-42 1:1 RANDOMIZATION Open-Label Titration of PRAX-944 up to 120 mg Stable Period at High Dose PRAX-944 PLACEBO RANDOMIZED WITHDRAWAL (DAYS 43-56) DAYS 57-70DAYS 1 -28 Screening/ Baseline Safety Follow- up Topline Results Today

4 PRAX-944 Phase 2a Part B patient disposition 1 Site suspended due to protocol violations, no evaluable data for three patients after Day 1; See Slide 10 for safety data 2 Three patients discontinued at the 40mg (escalation), 60mg (escalation), and 40mg (down-titration) dose level 3 Three patients down titrated to 20mg, 60mg, 100mg dose level Source: Praxis Data on file PATIENT DISPOSITION 17 11 3 3 Discontinued2Enrolled Non-Evaluable1 Completed Open Label at Day 423 6 5 Completed Randomized Withdrawal at Day 56 Placebo PRAX-944 PRAX-944

5 BASELINE DEMOGRAPHICS EVALUABLE PARTICIPANTS1 (N=14) COMPLETED (N=11) Age, mean (range) 59 (26-76) 62 (43-76) Gender (Male/Female) (n, %) 11/3 (79%/21%) 8/3 (73%/27%) # previously on ET medication (n, %) 9 (64%) 6 (55%) # currently on ET medication (n, %) 3 (21%) 2 (18%) Family History – First-degree relative with ET (n, %) 8 (57%) 5 (45%) ET worsened over past 3 years (n, %) 12 (86%) 9 (82%) TETRAS Modified ADL, mean (SD) 16.6 (4.2) 16.9 (4.3) Kinesia ONE, mean (SD) 9.9 (4.1) 11.2 (3.6) PRAX-944 Phase 2a Part B participants representative of broad essential tremor population 1 Excludes the three non-evaluable patients from site suspended due to protocol violations Source: Praxis Data on file

Marked functional benefit observed on treatment, with withdrawal resulting in regression to baseline severity


MODIFIED ADLs IN OPEN LABEL
MEAN % CHANGE FROM BASELINE
IMPROVEMENT
*p<0.05
-42%
-10%
Day 42
(N=11)
Day 70
(N=11)
PRAX-944 TREATED
OFF DRUG


MODIFIED ADLs IN RANDOMIZED WITHDRAWAL
MEAN % CHANGE FROM DAY 42
WORSENING
139%
Placebo
*p<0.05
PRAX-944
8%
Day 42
(N=11)
Day 56
(N=6 PRAX-944, N=5 Placebo)

*Nominal p-value based on ANCOVA
Source: Praxis Data on file

PRAXIS

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Functional benefit with PRAX-944 supported by tremor analysis


KINESIA ONE IN OPEN LABEL
MEAN % CHANGE FROM BASELINE
6%
*p<0.05
IMPROVEMENT
-24%
Day 42
(N=11)
Day 70
(N=11)
PRAX-944 TREATED
OFF DRUG


KINESIA ONE IN RANDOMIZED WITHDRAWAL
MEAN % CHANGE FROM DAY 42
Placebo
29%
n/s
WORSENING
PRAX-944
3%
Day 42
(N=11)
Day 56
(N=6 PRAX-944, N=5 Placebo)

*Nominal p-value based on ANCOVA
Source: Praxis Data on file

PRAXIS

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8 EXAMPLE OF SPIRAL TASK FROM PART B PATIENT Impact of PRAX-944 on ability to draw Day 42 On PRAX-944 Day 56 Blinded Off Drug Day 1 Baseline

9 SAFETY SUMMARY PRAX-944 was generally well tolerated with no new safety findings 1 Participant had a pre-existing condition which was unrelated to study drug and required a medical procedure 2One severe AE of essential tremor reported while on placebo following withdrawal of PRAX-944; all other AEs mild to moderate Source: Praxis Data on file • Safety profile in study consistent with previous experience with PRAX-944 • 8 of 11 participants completed open-label period at highest dose of 120 mg • 3 of 14 evaluable participants discontinued, with 1 discontinuation unrelated to study drug1 • All TEAEs leading to down-titration or discontinuation were mild to moderate2

10 TREATMENT-EMERGENT ADVERSE EVENTS (TEAEs) IN >1 PARTICIPANT PRAX-944 Phase 2a Part B - TEAE summary 1 Excludes the three non-evaluable patients from site suspended due to protocol violations; One severe AE of essential tremor reported while on placebo following withdrawal of PRAX-944; all other AEs mild to moderate Source: Praxis Data on file PREFERRED TERM PART B1 (N=14) Constipation 6 Dizziness 4 Fatigue 3 Cognitive Disorder 2 Headache 2 Insomnia 2 Paraesthesia 2

TEAEs leading to dose down-titration or discontinuation were mild to moderate

TEAEs LEADING TO DOSE DOWN-TITRATION*

PREFERRED TERM	PART B (N=14)
Dizziness postural	1
Paraesthesia	1
Somnolence	1

TEAEs LEADING TO STUDY DRUG DISCONTINUATION

PREFERRED TERM	PART B[4] (N=14)
Confusional state/disturbance in attention[1]	1
Cyst[2]	1
Hypotension/gait disturbance/ muscle fatigue/speech disorder[3]	1

*Protocol permitted patients to dose titrate down once during Part B
[1] Participant also down-titrated prior to discontinuation
[2] Participant had a pre-existing condition which was unrelated to study drug and required a medical procedure
[3] Same participant
[4] Suspended site had 3 participants discontinue with AEs of: dizziness, cognitive disorder (2), hallucinations
Source: Praxis Data on file

PRAXIS

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12 Six phase 2 or registrational topline readouts in 2022 PRAX-114 Phase 2/3 Aria Study topline results expected in June 2022; PRAX-944 Phase 2a Part B topline results disclosed in May 2022 FOCUS AREA PROGRAM INDICATION Q2 2022 Q3 2022 Q4 2022 EPILEPSY MOVEMENT DISORDERS PSYCHIATRY MDD PTSD PRAX-114 PRAX-944 PRAX-114 PRAX-944 ET ET PD PRAX-562 PRAX-222 DEEs SCN2A-DEE PHASE 1 TOPLINE ASSR BIOMARKER PHASE 2 ACAPELLA STUDY TOPLINE PHASE 2/3 ARIA STUDY TOPLINE INITIATE PHASE 2 TRIAL PHASE 2A PART B TOPLINE PHASE 2 TOPLINE PHASE 2B ESSENTIAL1 STUDY TOPLINE INITIATE SEAMLESS TRIAL INITIATE PHASE 2 TRIAL PHASE 2 TOPLINE  INITIATE PHASE 1 TRIALPRAX-628 FOCAL EPILEPSY